UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2011

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

305 College Road East
Princeton, New Jersey 08540
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In an effort to reduce the number of the warrants outstanding from the October 17, 2007 private placement by Advaxis, Inc. (the “Company”), the Company has entered into exchange agreements with certain of the holders of such warrants, including its Chief Executive Officer, Thomas A. Moore, pursuant to which such holders received shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and/or warrants to purchase shares of Common Stock in amounts that were determined in such negotiations. As of August 29, 2011, the Company has exchanged October 2007 warrants to purchase 28,511,126 shares of Common Stock in return for 5,840,748 shares of Common Stock and new warrants to purchase an 18,770,810 shares of Common Stock (which number of new warrants includes the warrants issued to Mr. Moore described below). The new warrants issued pursuant to the exchanges are substantially identical to the October 2007 warrants, except that such warrants do not contain any economic anti-dilution adjustment rights, as more particularly described in the form of Warrant attached hereto as Exhibit 4.1 (the “Warrants”).

On August 29, 2011, Mr. Moore entered into an exchange agreement with the Company (the “Exchange Agreement”), pursuant to which he received a Warrant to purchase 7,674,512 shares of Common Stock in exchange for (i) surrendering an October 2007 warrant to purchase 2,666,667 shares of Common Stock and (ii) amending a Note Purchase Agreement, dated as of September 22, 2008, by and between the Company and Mr. Moore, to terminate his right to receive warrants in connection with an equity financing, including the equity financing the Company completed in May 2011, which otherwise would have permitted Mr. Moore to receive a warrant to purchase 4,118,956 shares of Common Stock.

The Warrants, including the Warrant issued to Mr. Moore, were issued pursuant to an exemption from the registration requirements under either Section 3(a)(9) or Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder and, in the case of the Warrant issued to Mr. Moore, Rule 16b-3 of the Securities Exchange Act of 1934, as amended.  The shares to be issued upon conversion of the Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

The foregoing descriptions of the form of Warrant and the Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 4.1 and 10.1 respectively, and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Securities.

The information provided in Item 1.01 is hereby incorporated by reference to this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Common Stock Purchase Warrant.

10.1	Exchange and Amendment Agreement, dated as of August 29, 2011, by and between Advaxis, Inc. and Thomas A. Moore.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2011	Advaxis, Inc.

	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Form of Common Stock Purchase Warrant issued.

10.1	Exchange and Amendment Agreement, dated as of August 29, 2011, by and between Advaxis, Inc. and Thomas A. Moore.